UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 30, 2020

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

45 Glover Avenue	Norwalk	Connecticut	06850
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a.)The Audit Committee (the “Audit Committee”) of the Board of Directors of Terex Corporation (the “Company”) conducted a competitive process to determine the Company’s independent registered public accounting firm for the year ending December 31, 2021. The Audit Committee invited several independent registered public accounting firms to participate in this process, including PricewaterhouseCoopers LLP (“PWC”), which audited the Company’s consolidated financial statements for the years ended December 31, 2019 and 2018.

On November 30, 2020, the Company, at the direction of the Audit Committee, dismissed PWC as the Company’s independent registered public accounting firm effective upon the completion of its audit and the issuance of its reports on the Company’s consolidated financial statements to be included in the Company’s Annual Report on Form 10-K for the year ending December 31, 2020. The decision to change independent registered public accounting firms was approved by the Audit Committee.

PWC's reports on the Company’s consolidated financial statements for each of the two most recent years ended December 31, 2019 and December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent years ended December 31, 2019 and December 31, 2018, and the subsequent interim period through November 30, 2020 (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement in its report, and (ii) there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided PWC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that PWC furnish the Company with a letter addressed to the SEC stating whether or not PWC agrees with the statements made above. A copy of PWC’s letter, dated December 3, 2020, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b.)As described above, the Audit Committee of the Company recently completed a competitive process to select an audit firm to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021 and related interim periods. On November 30, 2020, the Company, at the direction of the Audit Committee, made the decision to select KPMG LLP (“KPMG”) as auditors for the Company for the year ending December 31, 2021 and related interim periods, contingent upon the execution of an engagement letter following completion of KPMG’s standard client acceptance procedures.

During the years ended December 31, 2019 and December 31, 2018 and through November 30, 2020, neither the Company nor anyone on the Company's behalf consulted KPMG regarding any of the matters referred to in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d.)Exhibits

16.1 Letter from PricewaterhouseCoopers LLP, to the Securities and Exchange Commission dated December 3, 2020.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2020

TEREX CORPORATION

By: /s/John D. Sheehan___
John D. Sheehan
Senior Vice President and
Chief Financial Officer